UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2025
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

555 Heritage Drive, Suite 200
Jupiter
Florida	33458
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On April 17, 2025, Ligand Pharmaceuticals Incorporated (“Ligand”) announced that it and its wholly owned subsidiaries, Pelthos Therapeutics Inc. and LNHC, Inc. (collectively “Pelthos”) have entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Channel Therapeutics Corporation (“Channel”) pursuant to which Pelthos will combine with a wholly-owned subsidiary of Channel (the “Transaction”). Ligand and Channel issued a joint press release announcing the entry into the Merger Agreement and certain other information regarding the Transaction. A copy of the press release is furnished with this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 17, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This report contains forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that involve a number of risks and uncertainties and reflect Ligand’s judgment as of the date of this report. Although our forward-looking statements reflect the good faith judgment of our management, these statements can only be based on facts and factors currently known by us. Consequently, these forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from results and outcomes discussed in the forward-looking statements.

All statements contained herein, other than statements of historical fact, could be deemed to be forward-looking statements. In some instances, forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “plan,” “intends,” “estimates,” “would,” “continue,” “seeks,” “pro forma,” or “anticipates,” or other similar words (including their use in the negative), or by discussions of the risks and uncertainties associated with future matters, such as those related to our future results of operations and financial position; Ligand’s future royalty payments due under its existing royalty agreements; product development and product regulatory filings and approvals, and the timing thereof; Ligand or its partners may not be able to protect their intellectual property, and patents covering certain products and technologies may be challenged or invalidated which could expose Ligand to significant liabilities and have a material adverse effect on the company; the ability of the parties to consummate the Transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the Transaction; business disruption of Ligand or Pelthos prior to or following the Transaction; the effect of the announcement of the Transaction on the ability of Ligand or Pelthos to retain and hire key personnel and maintain relationships with suppliers and others with whom Ligand or Pelthos do business; the outcome of any legal proceedings related to the Transaction; the impact of economic conditions, recession and inflationary measures; as well as other statements that are not historical in nature. You should be aware that failure to meet expectations with regard to any of the foregoing matters could negatively affect our results of operations, financial condition and the trading price of our stock.

The cautionary statements made in this report are intended to be applicable to all related forward-looking statements wherever they may appear in this report. We urge you not to place undue reliance on these forward-

looking statements, which reflect our good-faith beliefs (or those of indicated third parties) and speak only as of the date of this report. Except as required by law, we disclaim any intent or obligation to update these forward-looking statements beyond the date of this report, even if new information becomes available in the future. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Additional information concerning these and other risk factors affecting Ligand can be found in our public periodic filings with the Securities and Exchange Commission available at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: April 17, 2025	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary